Q3 Fiscal 2019 Supplemental Segment Information

Q3 YTD Fiscal 2019 Segment Performance(1) ($ in thousands) Nine months ended June 30, Period over 2019 2018 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 67,647 $ 62,442 8% Purchased Portfolios 4,965 7,217 (31)% Merchant Services 72,612 69,659 4% Proprietary Software and Payments 24,420 11,223 118% Other — (4) nm Total $ 97,032 $ 80,878 20% Adjusted EBITDA(2) Merchant Services $ 24,438 $ 23,585 4% Proprietary Software and Payments 9,931 4,506 120% Other (7,350) (5,592) (31)% Total $ 27,019 $ 22,499 20% Adjusted EBITDA as a percentage of Net Revenue 28% 28% Volume Merchant Services $ 8,866,400 $ 8,221,763 8% Proprietary Software and Payments 429,479 361,823 19% Total $ 9,295,879 $ 8,583,586 8% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Nine Months Ended June 30, 2019 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 241,841 $ 25,904 $ — $ 267,745 Acquisition revenue adjustments(1) — 3,064 — 3,064 Interchange and network fees (169,229) (4,548) — (173,777) Net Revenue $ 72,612 $ 24,420 $ — $ 97,032 ($ in thousands) Nine Months Ended June 30, 2018 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 224,671 $ 14,788 $ (4) $ 239,455 Interchange and network fees (155,012) (3,565) — (158,577) Net Revenue $ 69,659 $ 11,223 $ (4) $ 80,878 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $9,761, acquisition revenue adjustments of $0 and interchange and network fees of $4,796 for the nine months ended June 30, 2019. 3. Merchant Services includes purchased portfolios which had revenue of $14,019 and interchange and network fees of $6,802 for the nine months ended June 30, 2018.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Nine Months Ended June 30, 2019				Nine Months Ended June 30, 2018			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 16,286	$ 1,761	$ (13,526)	$ 4,521	$ 14,908	$ 1,146	$ (7,188)	$ 8,866
Interest expense, net	577	(8)	3,418	3,987	923	—	6,726	7,649
Change in fair value of warrant liability	—	—	—	—	—	—	8,487	8,487
Provision for income taxes	435	—	(437)	(2)	(271)	—	824	553
Net income (loss)	15,274	1,769	(16,507)	536	14,256	1,146	(23,225)	(7,823)
Non-GAAP Adjustments:								
Provision for income taxes	435	—	(437)	(2)	(271)	—	824	553
Offering-related expenses[1]	—	—	—	—	—	—	124	124
Non-cash change in fair value of contingent consideration[2]	(554)	2,290	—	1,736	1,535	1,745	—	3,280
Non-cash change in fair value of warrant liability[3]	—	—	—	—	—	—	8,487	8,487
Equity-based compensation[4]	—	—	4,122	4,122	—	—	817	817
Acquisition revenue adjustments[5]	—	3,064	—	3,064	—	—	—	—
Acquisition-related expenses[6]	—	—	1,447	1,447	—	—	478	478
Acquisition intangible amortization[7]	8,179	1,571	1	9,751	6,755	247	4	7,006
Non-cash interest[8]	—	—	771	771	—	—	835	835
Other taxes[9]	35	5	214	254	2	—	56	58
Non-GAAP adjusted income before taxes	23,369	8,699	(10,389)	21,679	22,277	3,138	(11,600)	13,815
Pro forma taxes at effective tax rate[10]	(5,842)	(2,175)	2,597	(5,420)	(5,569)	(785)	2,900	(3,454)
Pro forma adjusted net income	17,527	6,524	(7,792)	16,259	16,708	2,353	(8,700)	10,361
Plus:								
Cash interest expense, net[11]	577	(8)	2,647	3,216	923	—	5,891	6,814
Pro forma taxes at effective tax rate[10]	5,842	2,175	(2,597)	5,420	5,569	785	(2,900)	3,454
Depreciation and internally developed software amortization[12]	492	1,240	392	2,124	385	1,368	117	1,870
Adjusted EBITDA	$ 24,438	$ 9,931	$ (7,350)	$ 27,019	$ 23,585	$ 4,506	$ (5,592)	$ 22,499

See footnotes continued on the next slide.

i3 Verticals

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense consisted of $4,122 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the nine months ended June 30, 2019. Equity-based compensation expense recognized during the nine months ended June 30, 2018 consisted of $76 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan and $741 thousand related to tax receivables agreement (TRA) non-participation compensatory shares. TRA non-participation compensatory shares were issued to former equity owners as part of the Reorganization Transactions in conjunction with the IPO. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of deferred financing costs. 9. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 12. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Q3 QTD Fiscal 2019 Segment Performance(1) ($ in thousands) Three months ended June 30, Period over 2019 2018 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 24,133 $ 23,025 5% Purchased Portfolios 1,387 2,068 (33)% Merchant Services 25,520 25,093 2% Proprietary Software and Payments 10,494 3,738 181% Other — — nm Total $ 36,014 $ 28,831 25% Adjusted EBITDA(2) Merchant Services $ 8,761 $ 8,275 6% Proprietary Software and Payments 3,525 1,463 141% Other (2,592) (1,801) (44)% Total $ 9,694 $ 7,937 22% Adjusted EBITDA as a percentage of Net Revenue 27% 28% Volume Merchant Services $ 3,268,141 $ 2,888,278 13% Proprietary Software and Payments 141,081 109,088 29% Total $ 3,409,222 $ 2,997,366 14% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended June 30, 2019 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 87,264 $ 10,219 $ — $ 97,483 Acquisition revenue adjustments(1) — 1,794 — 1,794 Interchange and network fees (61,744) (1,519) — (63,263) Adjusted Net Revenue $ 25,520 $ 10,494 $ — $ 36,014 ($ in thousands) Three Months Ended June 30, 2018 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 79,766 $ 4,770 $ — $ 84,536 Interchange and network fees (54,673) (1,032) — (55,705) Adjusted Net Revenue $ 25,093 $ 3,738 $ — $ 28,831 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $2,884, acquisition revenue adjustments of $0 and interchange and network fees of $1,497 for the three months ended June 30, 2019. 3. Merchant Services includes purchased portfolios which had revenue of $4,218 and interchange and network fees of $2,150 for the three months ended June 30, 2018.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended June 30, 2019				Three Months Ended June 30, 2018			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,622	$ 994	$ (5,422)	$ 1,194	$ 5,762	$ (118)	$ (2,721)	$ 2,923
Interest expense, net	(1)	(8)	1,927	1,918	360	—	2,284	2,644
Change in fair value of warrant liability	—	—	—	—	—	—	242	242
Provision for income taxes	—	—	(131)	(131)	(39)	—	731	692
Net income (loss)	5,623	1,002	(7,218)	(593)	5,441	(118)	(5,978)	(655)
Non-GAAP Adjustments:								
Provision for income taxes	—	—	(131)	(131)	(39)	—	731	692
Non-cash change in fair value of contingent consideration[1]	155	(572)	—	(417)	87	1,064	—	1,151
Non-cash change in fair value of warrant liability[2]	—	—	—	—	—	—	242	242
Equity-based compensation[3]	—	—	1,808	1,808	—	—	817	817
Acquisition revenue adjustments[4]	—	1,794	—	1,794	—	—	—	—
Acquisition-related expenses[5]	—	—	826	826	—	—	30	30
Acquisition intangible amortization[6]	2,792	849	—	3,641	2,297	79	—	2,376
Non-cash interest[7]	—	—	306	306	—	—	370	370
Other taxes[8]	12	1	51	64	2	—	14	16
Non-GAAP adjusted income before taxes	8,582	3,074	(4,358)	7,298	7,788	1,025	(3,774)	5,039
Pro forma taxes at effective tax rate[9]	(2,146)	(769)	1,090	(1,825)	(1,946)	(256)	943	(1,259)
Pro forma adjusted net income	6,436	2,305	(3,268)	5,473	5,842	769	(2,831)	3,780
Plus:								
Cash interest expense, net[10]	(1)	(8)	1,621	1,612	360	—	1,914	2,274
Pro forma taxes at effective tax rate[9]	2,146	769	(1,090)	1,825	1,946	256	(943)	1,259
Depreciation and internally developed software amortization[11]	180	459	145	784	127	438	59	624
Adjusted EBITDA	$ 8,761	$ 3,525	$ (2,592)	$ 9,694	$ 8,275	$ 1,463	$ (1,801)	$ 7,937

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 3. Equity-based compensation expense consisted of $1,808 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended June 30, 2019. Equity-based compensation expense recognized during the three months ended June 30, 2018 consisted of $76 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan and $741 thousand related to tax receivables agreement (TRA) non-participation compensatory shares. TRA non-participation compensatory shares were issued to former equity owners as part of the Reorganization Transactions in conjunction with the IPO. 4. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 11. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Q2 Fiscal 2019 Segment Performance(1) ($ in thousands) Three months ended March 31, Period over 2019 2018 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 22,213 $ 20,629 8% Purchased Portfolios 1,541 2,305 (33)% Merchant Services 23,754 22,934 4% Proprietary Software and Payments 7,694 4,132 86% Other — (1) nm Total $ 31,448 $ 27,065 16% Adjusted EBITDA(2) Merchant Services $ 7,826 $ 7,707 2% Proprietary Software and Payments 3,555 1,796 98% Other (2,634) (1,790) (47)% Total $ 8,747 $ 7,713 13% Adjusted EBITDA as a percentage of Net Revenue 28% 28% Volume Merchant Services $ 2,794,120 $ 2,627,705 6% Proprietary Software and Payments 148,688 130,587 14% Total $ 2,942,808 $ 2,758,292 7% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended March 31, 2019 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 76,875 $ 8,519 $ — $ 85,394 Acquisition revenue adjustments(1) — 739 — 739 Interchange and network fees (53,121) (1,564) — (54,685) Adjusted Net Revenue $ 23,754 $ 7,694 $ — $ 31,448 ($ in thousands) Three Months Ended March 31, 2018 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 72,226 $ 5,473 $ — $ 77,699 Interchange and network fees (49,292) (1,341) (1) (50,634) Adjusted Net Revenue $ 22,934 $ 4,132 $ (1) $ 27,065 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments move the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the first quarter earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $3,031, acquisition revenue adjustments of $0 and interchange and network fees of $1,490 for the three months ended March 31, 2019. 3. Merchant Services includes purchased portfolios which had revenue of $4,466 and interchange and network fees of $2,161 for the three months ended March 31, 2018.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended March 31, 2019				Three Months Ended March 31, 2018			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,276	$ (922)	$ (4,557)	$ (203)	$ 3,728	$ 1,041	$ (2,173)	$ 2,596
Interest expense, net	289	—	866	1,155	338	—	2,280	2,618
Change in fair value of warrant liability	—	—	—	—	—	—	6,564	6,564
Provision for (benefit from) income taxes	188	—	(324)	(136)	140	—	110	250
Net income (loss)	4,799	(922)	(5,099)	(1,222)	3,250	1,041	(11,127)	(6,836)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	188	—	(324)	(136)	140	—	110	250
Offering-related expenses[1]	—	—	—	—	—	—	124	124
Non-cash change in fair value of contingent consideration[2]	(390)	2,892	—	2,502	1,573	174	—	1,747
Non-cash change in fair value of warrant liability[3]	—	—	—	—	—	—	6,564	6,564
Equity-based compensation[4]	—	—	1,363	1,363	—	—	—	—
Acquisition revenue adjustments[5]	—	739	—	739	—	—	—	—
Acquisition-related expenses[6]	—	—	261	261	—	—	220	220
Acquisition intangible amortization[7]	2,764	440	1	3,205	2,280	88	2	2,370
Non-cash interest[8]	—	—	232	232	—	—	248	248
Other taxes[9]	23	4	160	187	—	—	6	6
Non-GAAP adjusted income (loss) before taxes	7,384	3,153	(3,406)	7,131	7,243	1,303	(3,853)	4,693
Pro forma taxes at effective tax rate[10]	(1,846)	(788)	851	(1,783)	(1,811)	(326)	964	(1,173)
Pro forma adjusted net income (loss)	5,538	2,365	(2,555)	5,348	5,432	977	(2,889)	3,520
Plus:								
Cash interest expense, net[11]	289	—	634	923	338	—	2,032	2,370
Pro forma taxes at effective tax rate[10]	1,846	788	(851)	1,783	1,811	326	(964)	1,173
Depreciation and internally developed software amortization[12]	153	402	138	693	126	493	31	650
Adjusted EBITDA	$ 7,826	$ 3,555	$ (2,634)	$ 8,747	$ 7,707	$ 1,796	$ (1,790)	$ 7,713

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense consisted of $1,363 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended March 31, 2019. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of deferred financing costs. 9. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 12. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Q1 Fiscal 2019 Segment Performance(1) ($ in thousands) Three months ended December 31, Period over 2018 2017 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 21,301 $ 18,788 13% Purchased Portfolios 2,037 2,844 (28)% Merchant Services 23,338 21,632 8% Proprietary Software and Payments 6,232 3,353 86% Other — (2) nm Total $ 29,570 $ 24,983 18% Adjusted EBITDA(2) Merchant Services $ 7,851 $ 7,603 3% Proprietary Software and Payments 2,851 1,248 128% Other (2,124) (2,002) (6)% Total $ 8,578 $ 6,849 25% Adjusted EBITDA as a percentage of Net Revenue 29% 27% Volume Merchant Services $ 2,804,139 $ 2,705,780 4% Proprietary Software and Payments 139,710 122,149 14% Total $ 2,943,849 $ 2,827,929 4% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended December 31, 2018 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 77,702 $ 7,166 $ — $ 84,868 Acquisition revenue adjustments(1) — 531 — 531 Interchange and network fees (54,364) (1,465) — (55,829) Adjusted Net Revenue $ 23,338 $ 6,232 $ — $ 29,570 ($ in thousands) Three Months Ended December 31, 2017 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 72,679 $ 4,545 $ (3) $ 77,221 Interchange and network fees (51,047) (1,192) 1 (52,238) Adjusted Net Revenue $ 21,632 $ 3,353 $ (2) $ 24,983 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments move the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the first quarter earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $3,846, acquisition revenue adjustments of $0 and interchange and network fees of $1,809 for the three months ended December 31, 2018. 3. Merchant Services includes purchased portfolios which had revenue of $5,335 and interchange and network fees of $2,491 for the three months ended December 31, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended December 31, 2018				Three Months Ended December 31, 2017			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,388	$ 1,689	$ (3,547)	$ 3,530	$ 5,418	$ 224	$ (2,295)	$ 3,347
Interest expense, net	289	—	625	914	225	—	2,162	2,387
Change in fair value of warrant liability	—	—	—	—	—	—	1,681	1,681
Provision for (benefit from) income taxes	247	—	18	265	(372)	—	(17)	(389)
Net income (loss)	4,852	1,689	(4,190)	2,351	5,565	224	(6,121)	(332)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	247	—	18	265	(372)	—	(17)	(389)
Non-cash change in fair value of contingent consideration[1]	(319)	(30)	—	(349)	(125)	507	—	382
Non-cash change in fair value of warrant liability[2]	—	—	—	—	—	—	1,681	1,681
Equity-based compensation[3]	—	—	951	951	—	—	—	—
Acquisition revenue adjustments[4]	—	531	—	531	—	—	—	—
Acquisition-related expenses[5]	—	—	360	360	—	—	228	228
Acquisition intangible amortization[6]	2,623	282	—	2,905	2,178	80	2	2,260
Non-cash interest[7]	—	—	233	233	—	—	221	221
Other taxes[8]	—	—	3	3	—	—	36	36
Non-GAAP adjusted income (loss) before taxes	7,403	2,472	(2,625)	7,250	7,246	811	(3,970)	4,087
Pro forma taxes at effective tax rate[9]	(1,850)	(618)	656	(1,812)	(1,812)	(203)	993	(1,022)
Pro forma adjusted net income (loss)	5,553	1,854	(1,969)	5,438	5,434	608	(2,977)	3,065
Plus:								
Cash interest expense, net[10]	289	—	392	681	225	—	1,941	2,166
Pro forma taxes at effective tax rate[9]	1,850	618	(656)	1,812	1,812	203	(993)	1,022
Depreciation and internally developed software amortization[11]	159	379	109	647	132	437	27	596
Adjusted EBITDA	$ 7,851	$ 2,851	$ (2,124)	$ 8,578	$ 7,603	$ 1,248	$ (2,002)	$ 6,849

See footnotes continued on the next slide.

i3 Verticals

Reconciliation of Non-GAAP Financial Measures 1. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 3. Equity-based compensation expense consisted of $951 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended December 31, 2018. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the first quarter earnings release. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both fiscal 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 11. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.